UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 29, 2024

CIM Real Estate Finance Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Commission file number 000-54939

Maryland		27-3148022
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)
2398 East Camelback Road, 4th Floor
Phoenix,	Arizona	85016
(Address of principal executive offices)		(Zip Code)
	(602)	778-8700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01	Entry into a Material Definitive Agreement.
On August 29, 2024, CMFT Corporate Credit Securities, LLC (the “Borrower”), an indirect wholly owned, bankruptcy-remote subsidiary of CIM Real Estate Finance Trust, Inc. (the “Company”), Citibank, N.A. (the “Bank”), as administrative agent and as lender, CMFT Securities Investments, LLC, a wholly owned subsidiary of the Company, as equityholder and as collateral manager, the Bank (acting through its Agency & Trust division), as both a collateral agent and as a collateral custodian, and Virtus Group, LP, as collateral administrator, entered into Amendment No. 4 and Waiver of Credit and Security Agreement (the “Fourth Amendment”) to amend the revolving credit and security agreement dated December 31, 2019 (as previously amended, the “Credit and Security Agreement”), as previously discussed in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on January 7, 2020, and as amended on March 19, 2020, October 4, 2021 and June 23, 2022 as discussed in a Current Report on Form 8-K filed by the Company with the SEC on March 24, 2020, October 8, 2021 and June 28, 2022, respectively. In connection with the sale of certain of the Collateral (as defined in the Credit Security Agreement), the Fourth Amendment was entered into to, among other things, modify the definition of Facility Amount as used in the Credit and Security Agreement by decreasing available borrowings under the Credit and Security Agreement to $18.0 million and to waive any defaults under the Credit and Security Agreement that may be caused by the sale of such Collateral. In connection with the Fourth Amendment, the Borrower paid down the outstanding balance of the Credit and Security Agreement by $397.5 million and, as of August 29, 2024, the Company had $18.0 million outstanding under the Credit and Security Agreement. Other than the modified terms described above, the material terms of the Credit and Security Agreement remain unchanged.
The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by the full text of the Fourth Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1
Amendment No. 4 and Waiver of Credit and Security Agreement, dated August 29, 2024, by and between CMFT Corporate Credit Securities, LLC, as borrower, CMFT Securities Investments, LLC, as collateral manager and equityholder, Citibank, N.A., as administrative agent and as lender, Citibank, N.A. (acting through its Agency & Trust division), as collateral custodian and as collateral agent, and Virtus Group, LP, as collateral administrator.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 5, 2024	CIM REAL ESTATE FINANCE TRUST, INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer, Principal Accounting Officer and Treasurer
(Principal Financial Officer and Principal Accounting Officer)